AMPLIFY ETF TRUST SUMMARY PROSPECTUS NOVEMBER 30, 2020

Amplify Pure Junior Gold Miners ETF NYSE Arca — JGLD

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.amplifyetfs.com. You can also get this information at no cost by calling 1-855-267-3837 or by sending an e-mail request to info@amplifyetfs.com. The Fund’s prospectus and statement of additional information, both dated November 9, 2020, are incorporated by reference into this summary prospectus.

Notification of electronic delivery of shareholder materials

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

INVESTMENT OBJECTIVE

The Amplify Pure Junior Gold Miners ETF seeks investment results that generally correspond (before fees and expenses) to the price and yield of the EQM Pure Junior Gold Miners Index (the “Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (1)	0.00%
Total Annual Fund Operating Expenses	0.49%

(1)	Estimate based on the expenses the Fund expects to incur for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$50	$157

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in the securities that comprise the Index, which primarily include common stocks and/or depositary receipts. Using an indexing investment approach, the Fund attempts to replicate, before fees

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and expenses, the performance of the Index. The Fund generally will use a replication methodology, meaning it will invest in all of the underlying securities comprising the Index in proportion to the weightings in the Index. However, the Fund may utilize a sampling methodology under various circumstances where it may not be possible or practicable to purchase all of the underlying securities in the Index. The Fund’s investment sub-adviser, Toroso Investments, LLC (“Toroso,” the “Sub-Adviser”) manages the investment of the Fund’s assets. The index provider is EQM Indexes LLC. (“EQM” or the “Index Provider”). The Index Provider is not affiliated with the Fund, Amplify Investments LLC (the “Adviser”) or the Sub-Adviser.

The Index seeks to provide exposure to global companies engaged in junior and exploratory gold mining, as described below.

Index constituents may be listed on a regulated foreign stock exchange or have American Depository Receipts (ADR) and Global Depository Receipts (GDR). To be included in the Index, a company must have a market capitalization equal to or greater than $100 million USD at time of purchase and an average daily traded value greater than $1 million USD over the last 90 trading days.

The Index then performs the following screens to formulate the securities that comprise the Index:

(1)	Eligible index constituents must attribute 75% or more of their revenues from the sale of gold or through gold royalty agreements, or for exploratory gold producers, 75% of surveyed deposits must be attributable to gold.

(2)	Companies are grouped into three segments: (i) senior gold producers: companies producing in excess of 1 million troy ounces of gold per year or receiving royalties in excess of 1 million equivalent troy ounces per year; (ii) junior gold producers: companies producing less than 1 million troy ounces of gold per year or receiving royalties less than 1 million equivalent troy ounces per year; or (iii) exploratory gold producers: companies that are in pre-production (0 troy ounces of gold produced per year).

(3)	Companies categorized as senior gold producers are removed for consideration. The remaining companies that qualify as “junior gold producers” or “exploratory gold producers” are included in the Index, subject to the constituent trading parameters described above.

The Index employs a market capitalization weighted allocation between junior gold producers and exploratory gold producers. The aggregate weight of exploratory gold producers is limited to 15%. If the weight is calculated to be greater than 15%, the excess amount is reallocated to junior gold producers. Once the aggregate weight is determined for each of the two gold producer segments, the companies that fall within those segments are equally weighted and liquidity optimized. The Index is adjusted semi-annually on the third Friday of April and October but may be adjusted more frequently for specific corporate events. The Fund expects that certain of the companies that comprise the Index are located in emerging markets. See “Emerging Markets Risk”

The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries, except to the extent that the Index concentrates in an industry or group of industries. The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.

Australia Risk. As of the date of this Prospectus, the Index has exposure to Australian companies. Investing in securities of Australian companies may involve additional risks. The Australian economy is heavily dependent on the Asian, European and U.S. markets. Reduced spending by any of these economies on Australian products may adversely affect the Australian market. Additionally, Australia is located in a geographic region that has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the Australian economy and affect the value of the securities held by the Fund.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Canada Risk. As of the date of this Prospectus, the Index has exposure to Canadian companies. Investing in securities of Canadian companies may involve additional risks and the Fund is particularly sensitive to political, economic and social conditions in that country. Canada is a major producer of metals. The Canadian economy is especially dependent on the demand for, and supply of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the shares of the Fund.

Currency Risk. Because the Fund’s net asset value is determined in U.S. dollars, the Fund’s net asset value could decline if a relevant foreign currency depreciates against the U.S. dollar or if there are delays or limits on the repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s net asset value may change without warning, which could have a significant negative impact on the Fund.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security

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refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Depositary Receipts Risk. The Fund anticipates that it will invest in depositary receipts. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Emerging Markets Risk. Emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Finance Corporation or one of the leading global investment banks. The majority of these countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment.

Geographic Concentration Risk. To the extent the Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Gold Mining Industry Risk. The Fund is sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The gold and precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of their Index, as published by their Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology.

Index Risk. The Fund is not actively managed. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Line of Business Risk. Some of the companies in which the Fund will invest are engaged in other lines of business unrelated to the mining, refining and/or manufacturing of metals and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its mining, refining and/or manufacturing of metals, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

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Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its NAV.

Materials Companies Risk. The Fund’s assets are concentrated in the materials sector, which means the Fund is more affected by the performance of the materials sector than a fund that is more diversified. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Metals and Mining Companies Risk. The Fund invests in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on non-U.S. investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger Fund.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-U.S. Investment Risk. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in the securities of non-U.S. companies include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in foreign currency exchange rates; taxes; restrictions on non-U.S.

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investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund does not attempt to outperform the Index. The Fund generally will not attempt to take defensive positions in declining markets, and as a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Premium/Discount Risk. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with change in net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade bellow (discount), at or above (premium) their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

Regulatory Action Risk. The mining, refining and/or manufacturing of metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces approximately 80% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a World Trade Organization (“WTO”) ruling. Future moves by China or other countries essential to the producing, refining or recycling of rare earth metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth metals thereby causing many companies to shut down.

Relationship to Gold Risk. The Underlying Index measures the performance of equity securities of companies engaged in gold mining and related services in the precious metals sector. The Index does not measure the performance of direct investment in gold and, therefore, may not move in the same direction and to the same extent as the spot prices of gold.

Smaller Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Trading Issues Risk. Although the Shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders. Further, shares of the Fund could decline in value or underperform other investments.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.amplifyetfs.com and will provide some indication of the risks of investing in the Fund.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (“Amplify Investments” or the “Adviser”)

Sub-Adviser. Toroso Investments, LLC

Portfolio Managers. The following individuals serve as portfolios managers to the Fund.

•	Charles A. Ragauss, CFA, Portfolio Manager at Toroso

•	Michael Venuto, Chief Investment Officer of Toroso

Each portfolio manager is primarily responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since its inception.

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PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 25,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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